UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 11, 2024

Perceptive Capital Solutions Corp
(Exact name of registrant as specified in its charter)

Cayman Islands	001-42126	98-1783595
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

51 Astor Place, 10th Floor New York, NY	10003
(Address of principal executive offices)	(Zip Code)

(212) 284-2300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares, par value $0.0001 per share	PCSC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.
Entry into a Material Definitive Agreement.

On June 11, 2024, the Registration Statement on Form S-1 (File No. 333-279598) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of Perceptive Capital Solutions Corp (the “Company”) was declared effective by the U.S. Securities and Exchange Commission. On June 13, 2024 the Company consummated the IPO of 8,625,000 Class A ordinary shares, $0.0001 par value per share (the “Public Shares”), which includes the exercise in full of the underwriters’ option to purchase an additional 1,125,000 Public Shares at the initial public offering price to cover over-allotments. The Public Shares were sold at an offering price of $10.00 per Public Share, generating gross proceeds of $86,250,000. Further, in connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

•
an Underwriting Agreement, dated June 11, 2024, among the Company and Jefferies LLC, as representative of the underwriters named in Schedule A therein, which contains customary representations and warranties and indemnification of the underwriter by the Company;

•
a Private Placement Shares Purchase Agreement, dated June 11, 2024, between the Company and Perceptive Capital Solutions Holdings (the “Sponsor”), pursuant to which the Sponsor purchased 286,250 Class A ordinary shares in a private placement (the “Private Placement Shares”);

•
an Investment Management Trust Agreement, dated June 13, 2024, between the Company and Continental Stock Transfer & Trust Company, as trustee, which establishes the trust account that will hold the net proceeds of the IPO and certain of the proceeds of the sale of the Private Placement Shares, and sets forth the responsibilities of the trustee; the procedures for withdrawal and direction of funds from the trust account; and indemnification of the trustee by the Company under the agreement;

•
a Registration and Shareholder Rights Agreement, dated June 13, 2024, among the Company, the Sponsor and certain equityholders of the Company, which provides for customary demand and piggy-back registration rights for the Sponsor, and customary piggy-back registration rights for such other equityholders, and, upon and following consummation of our initial business combination, the right of the Sponsor to nominate three individuals for election to the Company’s board of directors;

•
Letter Agreement, dated June 11, 2024, among the Company, the Sponsor and each executive officer and director of the Company, pursuant to which each of the Sponsor and each executive officer and director of the Company has agreed to vote any Class A ordinary shares held by him, her or it in favor of the Company’s initial business combination; to facilitate the liquidation and winding up of the Company if an initial business combination is not consummated within 24 months of the date hereof; to certain transfer restrictions with respect to the Company’s securities; to certain indemnification obligations of the Sponsor; and the Company has agreed not to enter into a definitive agreement regarding an initial business combination without the prior consent of the Sponsor; and

•
an Administrative Services and Indemnification Agreement, dated June 13, 2024, between the Company and the Sponsor, pursuant to which the Sponsor has agreed to make available office space, secretarial and administrative services, as may be required by the Company from time to time, for $15,000 per month until the earlier of the Company’s completion of its initial business combination or liquidation and pursuant to which the Company has agreed to indemnify the Sponsor and its affiliates, including Perceptive Advisors, from any liability arising with respect to their activities in connection with the Company’s affairs, as described in more details in the Administrative Services and Indemnification Agreement.

The above descriptions are qualified in their entirety by reference to the full text of the applicable agreement, each of which is incorporated by reference herein and filed herewith as Exhibits 1.1, 10.1, 10.2, 10.3, 10.4 and 10.5, respectively.

Item 3.02.
Unregistered Sales of Equity Securities.

Simultaneous with the consummation of the IPO and the issuance and sale of the Public Shares, the Company consummated the private placement of 286,250 Private Placement Shares at a price of $10.00 per Private Placement Share, generating total proceeds of $2,862,500. The Private Placement Shares purchased by the Sponsor are substantially similar to the Public Shares, except that if held by the Sponsor or its permitted transferees, they will be subject to transfer restrictions until 30 days following the consummation of the Company’s initial business combination, subject to certain limited exceptions.

Item 5.03.
Amendments to Memorandum and Articles of Association.

On June 11, 2024 and in connection with the IPO, the Company adopted its Amended and Restated Memorandum and Articles of Association. The Amended and Restated Memorandum and Articles of Association are filed herewith as Exhibit 3.1 and is incorporated by reference herein.

Item 8.01.
Other Event.

On June 12, 2024, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.
Financial Statements and Exhibits.

(d) Exhibits

1.1	Underwriting Agreement among the Company and Jefferies LLC

3.1	Amended and Restated Memorandum and Articles of Association

10.1	Private Placement Shares Purchase Agreement between the Company and the Sponsor

10.2	Investment Management Trust Agreement between Continental Stock Transfer & Trust Company and the Company

10.3	Registration and Shareholder Rights Agreement among the Company, the Sponsor and certain other equityholders named therein

10.4	Letter Agreement among the Company, the Sponsor and the Company’s officers and directors

10.5	Administrative Services and Indemnification Agreement between the Company and the Sponsor

99.1	Press Release, dated June 12, 2024.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 13, 2024	PERCEPTIVE CAPITAL SOLUTIONS CORP

	By:	/s/ Sam Cohn
	Name:	Sam Cohn
	Title:	Chief Financial Officer